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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 26, 2003



                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                            0-27168                   95-4102687
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 (state or other juris-           (Commission              (I.R.S. Employer
diction of incorporation)         File Number)           (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                      10018
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

      Viewpoint Corporation closed a private placement of subordinated notes and common stock with three investors on March 26, 2003. For a complete description of the transaction, reference is made to the Securities Purchase Agreement, Form of Subordinated Note and Registration Rights Agreement attached hereto as Exhibits 10.1, 10.2 and 10.3.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

            The following exhibits are filed herewith:

            10.1 Securities Purchase Agreement, dated as of March 26, 2003, by and among Viewpoint Corporation and the Purchasers named therein.

            10.2  Form of 4.95% Subordinated Note of Viewpoint Corporation.

            10.3 Registration Rights Agreement, dated as March 26, 2003, by and among Viewpoint Corporation and the Purchasers named therein.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIEWPOINT CORPORATION

                              /s/ Robert E. Rice
                              -------------------------------
                              Robert E. Rice
                              President and Chief Executive Officer


Dated:  March 26, 2003